Swiss Re Amendments effective 6/1/2016,12/31/2016 & 8/1/2018	Item 26. Exhibit (g) vii. a.

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________
AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit 1
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
C.M. LIFE INSURANCE COMPANY and
MML BAY STATE LIFE INSURANCE COMPANY
(the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(the “Reinsurer”)

Effective June 1, 2016, the Amendment Effective Date, the Ceding Company’s retention is [_____] for the Agreements. [_____]. The Reinsurer’s pool share remains unchanged. The Reinsurer has been provided with a list of applicable policies.

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-6-2019
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-6-2019
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-6-2019
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Natalie Gleed	Date:	2.5.19

Print name:	Natalie Gleed

Title:	V.P.

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	2.5.19

Print name:	Kyle Bauer

Title:	S.V.P.

[page break]

Exhibit 1

Agreements

Effective Date of Agreement	Description	Reinsurer’s Agreement #	TAI Codes
5/1/2001	VUL II[_____]	[_____]	[_____]
[_____]
[_____]
[_____]
12/31/2016	VL Modco with MM	[_____]	[_____]

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________

AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (“MassMutual”),
C.M. LIFE INSURANCE COMPANY (“CM Life”), and
MML BAY STATE LIFE INSURANCE COMPANY (“BayState”)
(the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(the “Reinsurer”)

Effective December 31, 2016 (the “Amendment Effective Date”), the Ceding Company’s retention for the following [_____] blocks of business will be [_____]. There is no change to the Reinsurer’s [_____]. For applicable policies issued in[_____], the Ceding Company’s retention will be [_____].

Blocks of Business:

1.       [_____]

2.       [_____]

3.       _____

4.       [_____]

5.       [_____]

6.       Variable Universal Life II (issued from MassMutual [_____])

The last of these blocks of business [_____].

The Reinsurer has [_____] business for some or all of the Blocks of Business in some or all of the following programs (the Agreements).

•	[_____]
•	[_____]
•	Auto Quota Share
•	[_____]
•	[_____]

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[_____]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Sept 30, 2016
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Sept 30, 2016
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	Sept 30, 2016
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Natalie Gleed	Date:	9/30/16

Print name:	Natalie Gleed

Title:	VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kyle Bauer	Date:	9/30/16

Print name:	Kyle Bauer

Title:	V. P.

[page break]

Exhibit

Effective Date of Agreement	Description	Reinsurer’s Agreement #	TAI Code
[_____]
5/1/2001	VUL II	[_____]	[_____]
[_____]

___________________________________________________________________________

NOTE: certain information enclosed within brackets
has been excluded from this exhibit because it is
both (i) not material and (ii) would likely cause
competitive harm to the registrant if publicly disclosed.
___________________________________________________________________________
AMENDMENT to the
SELECTED REINSURANCE AGREEMENTS
in the attached Exhibit 1
(the “Agreements”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
C.M. LIFE INSURANCE COMPANY and
MML BAY STATE LIFE INSURANCE COMPANY
(the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.
(the “Reinsurer”)

Effective August 1, 2018, the Ceding Company’s retention is [_____] for the Agreements as described in Exhibit 1 hereto. The Retention Reference in each Agreement shall be replaced with the applicable “Ceding Company’s Retention effective August 1, 2018” listed in Exhibit 1.

The Reinsurer's pool shares remain unchanged.  The [_____].  The [_____] does not impact the business ceded to the Reinsurer.

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-28-2020
Peter G Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-28-2020
Peter G Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	2-28-2020
Peter G Ferris
Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Robert M. O’Hara	Date:	2/27/2020

Print name:	Robert M. O’Hara

Title:	VP & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Christopher A. Howley	Date:	February 27, 2020

Print name:	Christopher A. Howley

Title:	Vice President

Exhibit 1 - Agreements

Effective Date of Agreement	Reinsurer’s Agreement #	Coverage	TAI Codes	Ceding Company’s Retention effective August 1, 2018	Ceding Company’s Prior Retention	Policy Issue Dates	Retention Reference in Agreement
[_____]
[_____]
[_____]
[_____]
[_____]				•	•
[_____]				•	•
5/1/2001	[_____]	VUL II[_____]	[_____]	• [_____]% [_____] • [_____]% [_____][4] • [_____]% [_____]& [_____]% [_____][1]	• [_____]%[3] • [_____] • [_____]% & [_____]% [_____][3]	5/1/01 – 1/18/05	Schedule B
[_____]				•	•

1 [_____]

2 [_____]

3 [_____]

4 [_____]